UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
August 4, 2020
Date of Report (Date of earliest event reported)
THE PNC FINANCIAL SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)
Commission File Number 001-09718

Pennsylvania	25-1435979
(State or other jurisdiction of	(I.R.S. Employer
incorporation)	Identification No.)
The Tower at PNC Plaza
300 Fifth Avenue
Pittsburgh, Pennsylvania 15222-2401
(Address of principal executive offices, including zip code)
(888) 762-2265
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $5.00	PNC	New York Stock Exchange
Depositary Shares Each Representing a 1/4,000 Interest in a Share of Fixed-to- Floating Rate Non-Cumulative Perpetual Preferred Stock, Series P	PNC P	New York Stock Exchange
Depositary Shares Each Representing a 1/4,000 Interest in a Share of 5.375% Non-Cumulative Perpetual Preferred Stock, Series Q	PNC Q	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

The PNC Financial Services Group, Inc. (the “Corporation”) is filing this Current Report on Form 8-K to provide a recast of the presentation of its consolidated financial statements filed with the Securities and Exchange Commission (“SEC”) in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2019 filed on March 2, 2020 (the “2019 Form 10-K”) to reflect PNC’s investment in BlackRock, Inc. (“BlackRock”) as discontinued operations, which took effect May 15, 2020.

On May 15, 2020, PNC Bancorp, Inc. (“PNC Bancorp”), a wholly-owned subsidiary of the Corporation, completed the transactions contemplated by the Underwriting Agreement dated May 12, 2020 with BlackRock, Morgan Stanley & Co. LLC (“Morgan Stanley”), Citigroup Global Markets Inc. (“Citigroup”), and Evercore Group L.L.C. (“Evercore”), with Morgan Stanley, Citigroup, and Evercore acting as representatives of the several underwriters named therein (the “Underwriters”), resulting in the sale by PNC Bancorp of 31,628,573 shares of common stock of BlackRock, par value $0.01 per share (the “Common Stock”), including (i) 823,188 shares of Common Stock issuable upon the conversion of BlackRock’s Series B Convertible Participating Preferred Stock, par value $0.01 per share and (ii) 2,875,325 shares of Common Stock under the Underwriters’ overallotment option, which was exercised in full on May 13, 2020, for resale by the Underwriters (the “Secondary Offering”) pursuant to BlackRock’s registration statement filed with the SEC on Form S-3 (File No. 333-224504). Also on May 15, 2020, under the Stock Repurchase Agreement with BlackRock dated May 11, 2020, BlackRock repurchased 2,650,857 shares of Common Stock from PNC Bancorp (the “Stock Repurchase”). PNC Bancorp received approximately $14.2 billion in cash upon completion of the Secondary Offering and Stock Repurchase.

PNC Bancorp also completed on May 18, 2020 its previously announced donation of 500,000 shares of Common Stock to the PNC
Foundation. PNC Bancorp has now divested its entire holding in BlackRock. The Corporation and its affiliates only hold Common Stock in a fiduciary capacity for clients of the Corporation and its affiliates.

This Current Report on Form 8-K and the exhibits hereto update the information presented in the Corporation’s 2019 Form 10-K only to the extent this information is impacted by the discontinued operations presentation. Portions of the following items from the 2019 Form 10-K have been updated:

•	Part II, Item 6. Selected Financial Data (filed as Exhibit 99.1)

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations (filed as Exhibit 99.2)

•	Part II, Item 8. Financial Statements and Supplementary Data (filed as Exhibit 99.3)

•	Part II, Item 9A. Controls and Procedures for the fiscal year ended December 31, 2019 (filed as Exhibit 99.4)
Other than as indicated above to present updates to the 2019 Form 10-K to reflect BlackRock as discontinued operations, the 2019 Form 10-K has not been updated to reflect any other changes since the date of the 2019 Form 10-K. Any forward looking statements in the 2019 Form 10-K repeated in this Form 8-K (including Exhibits 99.1, 99.2, 99.3 and 99.4 hereto) reflected the Corporation's views as of March 2, 2020 and are made only as of March 2, 2020, the date of filing of the 2019 Form 10-K, and have not been updated. These forward looking statements are qualified in their entirety by reference to the Cautionary Statement Regarding Forward-Looking Information included in Item 7 of the 2019 Form 10-K. Therefore, this Form 8-K (including Exhibits 99.1, 99.2, 99.3 and 99.4 hereto) should be read in conjunction with the 2019 Form 10-K and the Corporation’s filings made with the SEC subsequent to the filing of the 2019 Form 10-K, including the Quarterly Reports on Form 10-Q for the first and second quarters of 2020.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Number	Description
23	Consent of Independent Registered Public Accounting Firm
99.1	Selected Financial Data for the fiscal year ended December 31, 2019, revised solely to reflect the discontinued operations reporting requirements
99.2
Management’s Discussion and Analysis of Financial Condition and Results of Operations from the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, revised solely to reflect the discontinued operations reporting requirements

99.3
Financial Statements and Supplementary Data from the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, revised solely to reflect discontinued operations reporting requirements

99.4	Controls and Procedures for the fiscal year ended December 31, 2019
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC. (Registrant)
Date:	August 4, 2020	By:	/s/ Gregory H. Kozich
Gregory H. Kozich
Senior Vice President and Controller